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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated June 30, 1997, except for Note 9, as to which the date is April 28, 1999, in the Registration Statement (Form S-1) and related Prospectus of IntraNet Solutions, Inc. for the registration of 5,175,000 shares of its common stock.

                                              /s/ Ernst & Young LLP

Minneapolis, Minnesota
April 28, 1999